Property and Equipment, Net - Schedule of Impairment made for Property and Equipment (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025		Dec. 31, 2024		Dec. 31, 2023
Schedule of Impairment made for Property and Equipment [Abstract]
Balance	$ 3,159	[1]	$ 3,186
Impairment made during the period					3,183
Effect of exchange rate differences	42		(27)		3
Balance	$ 3,201	[1]	$ 3,159	[1]	$ 3,186

[1]	For the year ended December 31, 2025, the Group recognized a loss of US$1.2 million on the disposal of certain property and equipment, including vehicles held for use, primarily due to management’s disposal of assets that had become obsolete or were not adequately maintained.